UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2018

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2018, the Board of Directors (the “Board”) of Ducommun Incorporated (the “Company”) unanimously adopted and approved the Amended and Restated 2013 Stock Incentive Plan (the “A&R 2013 Stock Plan”), subject to shareholder approval, to, among other things, make available 650,000 additional shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for stock-based awards; provided that no more than 337,693 of the shares available under the A&R 2013 Stock Plan may be issued pursuant to awards other than stock options and stock appreciation rights granted after December 31, 2017. The Company’s shareholders approved the A&R 2013 Plan at the 2018 Annual Meeting of Shareholders held on May 2, 2018 (the “2018 Annual Meeting”).

Amendments reflected in A&R 2013 Stock Plan include, but are not limited to the following: (i) extension of the expiration date of the plan from March 20, 2023 to May 2, 2028, (ii) addition of consultants as eligible participants in the plan, (iii) addition of one-year minimum vesting for all awards, (iv) revision of the ownership limits for non-employee directors, and (v) certain other administrative changes. As of December 31, 2017, 77,693 shares remained available for issuance under the 2013 Stock Plan, which is the only active stock incentive plan under which the Company can grant equity-based compensation awards.

The foregoing description of the terms of the A&R 2013 Stock Plan is qualified in its entirety by reference to the actual terms of the A&R 2013 Stock Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting, the shareholders approved (1) the election of Gregory S. Churchill as director to serve for a three-year term ending in 2021, (2) an advisory resolution on named executive compensation, (3) the A&R 2013 Stock Plan, (4) the employee stock purchase plan, and (5) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The shareholder vote on these matters was as follows:

		For	Withheld	Broker Non-Votes
Election of Gregory S. Churchill for a three-year term expiring in 2021		8,770,037	402,490	1,565,052

	For	Against	Abstain	Broker Non-Votes
Advisory resolution on named executive compensation	8,765,175	385,599	21,753	1,565,052

	For	Against	Abstain	Broker Non-Votes
A&R 2013 Stock Plan	6,965,362	2,197,765	9,400	1,565,052

	For	Against	Abstain	Broker Non-Votes
Employee Stock Purchase Plan	9,066,387	94,961	11,179	1,565,052

	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm	10,553,442	152,074	32,063	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Ducommun Incorporated 2013 Stock Incentive Plan (Amended and Restated May 2, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: May 3, 2018	By:	/s/ Amy M. Paul
Amy M. Paul
Vice President, General Counsel & Corporate Secretary